MERK ASIAN CURRENCY FUND (the “Fund”)

Supplement dated January 22, 2016 to the Prospectus dated August 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

In light of market conditions in China, the Fund, pursuant to a recommendation by its investment adviser, has determined not to amend its investment strategy and objective, as indicated on November 25, 2015. Rather the Fund will continue pursuing its current investment objective of seeking to profit from a rise in Asian currencies relative to the U.S. dollar. The Fund also will continue to invest, under normal market conditions, at least 80% of the value of its net assets (plus borrowings for investment purposes) in securities or instruments that provide exposure to Asian currencies. The Fund normally expects to achieve this exposure through investments in high quality, short-term debt instruments or money market instruments denominated in Asian currencies or a combination of U.S. dollar denominated securities and forward currency contracts, including non-deliverable forward contracts, that seek to profit from a rise in Asian currencies relative to the U.S. dollar. As a result, the supplement to the Fund’s prospectus dated November 25, 2015, is hereby deleted in its entirety.

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For more information, please contact a Fund customer service representative toll free at
(866) MERK FUND or (866) 637-5386

PLEASE RETAIN FOR FUTURE REFERENCE.

208-PSA-0116